SYCUAN VALUE FUND (SYCUX)

Sycuan Funds

ADVISOR'S QUARTERLY UPDATE 4th Quarter 2008

Positive factors impacting investment performance of the fund during the quarter included the Healthcare Sector (Pfizer, WellPoint, Astra Zeneca, Novartis & Amgen). Travelers Companies in the Financial Sector was also a positive factor. Negative factors impacting performance of the fund during the quarter included the Financial Sector (Bank of America, American International Group, Citigroup) and Industrial Sector (Ingersoll-Rand) and Materials Sector (Dow Chemical).

Cemex and Taiwan Semiconductor were sold in order to provide funds to acquire new positions in Ebay, News Corporation and General Electric. The fund owns shares of common stock in 29 holdings as of December 31, 2008.

Healthcare holdings (Astra Zeneca, Pfizer, Amgen, Johnson & Johnson, WellPoint, Novartis & Sanofi Aventis) represent the largest sector in the fund. The Financial Sector (Citigroup, Bank of America, Travelers Companies, HSBC Holdings) is prominently represented as well.

Despite the excessive market volatility and pessimistic prognostications by the media of doom and gloom throughout the past year, there is much to be optimistic about going forward. Since World War II there have been ten recessionary periods in the American economy. The average rate of return after stocks hit their market lows during each recession has been approximately 32%. Of course, it is virtually impossible to predict short term price movements in the stock market and therefore preferable to select investments based on the value of the underlying asset, rather than on anticipated price fluctuations. More specifically, an investor should realize that short-term prices of common stocks are going to fluctuate widely from time to time and that over longer periods of time, the intrinsic value of a business will be reflected in it share price. An investor's patience and ability to handle the emotional ups and downs of owning publicly traded common stocks are proven determinants for long-run investment success.

Thank you for your continued confidence and support.

Arthur Q. Johnson, CFA
Portfolio Manager

MANAGEMENT

Investment Team
Sycuan Capital Management
A.Q. Johnson & Co.

3007 Dehesa Road
El Cajon, CA 92019
Phone: 619-444-4048
Fax: 619-444-4775
www.sycuanfunds.com

INVESTMENT OBJECTIVES

The Sycuan Value Fund seeks long-term capital appreciation. The Fund invests in common stocks and foreign securities that the Fund's sub-adviser believes are undervalued and can be purchased at a discount to their intrinsic value. The Fund normally invests at least 80% of its assets in common stocks (at the time of purchase) of US companies and may invest up to 20% of its assets in foreign securities.

TOP TEN HOLDINGS AS OF DECEMBER 31 2008

Pfizer, Inc.	6.72%
WellPoint , Inc.	5.71%
Cisco Systems, Inc.	5.08%
Microsoft Corp.	5.01%
Johnson & Johnson	4.87%
Illinois Tool Works, Inc.	4.75%
3M Co.	4.68%
Travelers Companies, Inc.	4.29%
Time Warner, Inc.	4.09%
Sanofi Aventis ADR	3.92%

Total # of Holdings = 29

PERFORMANCE AVERAGE ANNUALIZED RETURNS AS OF DEC 31, 2008

	Since Inception	3 Year	1 Year	Latest 3 Months**
Sycuan Value Fund	-3.76%	-12.16%	-40.45%	-25.25%
S&P 500*	-1.16%	-8.35%	-37.00%	-21.94%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* The S&P 500 Index is a capitalization-weighted, unmanaged index containing industrial, utility, transportation, and financial companies generally regarded as representative of the US stock market. The returns for the S&P 500 Index are calculated on a total return basis with dividends reinvested net of foreign withholding taxes, but do not reflect fees, brokerage commissions or other expenses of investing.
**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.